LEASES	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
LEASES
8.  LEASES

As of December 31, 2012, the Company leased its vessel on a bareboat charter to Chevron pursuant to the Initial Charter.  On September 12, 2012, Chevron gave six months irrevocable notice of termination of the Initial Charter and such termination took effect on March 15, 2013.

The minimum future revenues to be received on the bareboat charter, which has been accounted for as an operating lease as of December 31, 2012 are $2.1 million and are all due in the year ended December 31, 2013.

Cost and accumulated depreciation on the Vessel leased to Chevron at December 31, 2012 was $86.7 million (2011: $86.7 million) and $43.3 million (2011: $40.4 million), respectively.